UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2012

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1818 Market Street, Suite 1500, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

215-977-3000

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Sunoco, Inc. (“Sunoco” or the “Company”) is filing this Current Report on Form 8-K to provide the revised financial information described below such that the information will be incorporated by reference in the Registration Statement on Form S-4 to be filed by Energy Transfer Partners, L.P. (“ETP”) in connection with the previously announced definitive merger agreement under which Sunoco would be acquired by ETP.

Item 8.01.	Other Events.

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 23, 2012, the Company completed the separation of SunCoke Energy, Inc. (“SunCoke Energy”) from Sunoco by distributing its 81-percent interest in SunCoke Energy common stock to Sunoco shareholders by means of a spin-off on January 17, 2012. As a result of the spin-off, the results of operations of SunCoke Energy were reported as discontinued operations beginning with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 (“2012 First Quarter Form 10-Q”), which was filed with the SEC on May 8, 2012.

In addition, the Company adopted new accounting guidance during the first quarter of 2012 which requires total comprehensive income (loss) to be presented in a single continuous statement or in two separate, but consecutive, statements. The new guidance does not change where the components of comprehensive income (loss) are recognized. The Company presented its comprehensive income (loss) in accordance with the new guidance beginning with its 2012 First Quarter Form 10-Q.

The exhibits attached below in this Form 8-K have been provided to reflect revisions attributable to the impact of the two items discussed above on the historical financial information and disclosures included in the following sections of Sunoco’s Annual Report on Form 10-K for the year ended December 31, 2011 (“2011 Form 10-K”), which was filed with the SEC on February 28, 2012:

Part	II—Item 6. Selected Financial Data

Part	II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part	II—Item 8. Financial Statements and Supplementary Data

Accordingly, these revised sections include only those changes necessary to reflect: (i) the results of operations of SunCoke Energy as discontinued operations, and (ii) adoption of the new guidance on the presentation of comprehensive income (loss). All other information and disclosures in the Company’s 2011 Form 10-K remains unchanged. The information in the exhibits attached hereto does not reflect events or developments that have occurred subsequent to February 28, 2012. More current information is included in the Company’s 2012 First Quarter Form 10-Q and other filings with the SEC. This Form 8-K should be read in conjunction with the sections of the Company’s 2011 Form 10-K that have not been updated herein, as well as the Company’s subsequent filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data (revised to reflect the results of operations of SunCoke Energy as discontinued operations).

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (revised to reflect the results of operations of SunCoke Energy as discontinued operations).

99.3	Financial Statements and Supplementary Data, including the Report of Independent Registered Public Accounting Firm on Financial Statements (revised to reflect the results of operations of SunCoke Energy as discontinued operations and the adoption of new guidance on the presentation of comprehensive income (loss)).

101*	The following financial statements of Sunoco, Inc. as of December 31, 2011 and 2010 or for each year in the three-year period ended December 31, 2011, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statements of Operations; (ii) the Consolidated Statements of Comprehensive Income (Loss); (iii) the Consolidated Balance Sheets; (iv) the Consolidated Statements of Cash Flows; (v) the Consolidated Statements of Equity; and (vi) the Notes to Consolidated Financial Statements (revised to reflect the results of operations of SunCoke Energy as discontinued operations and the adoption of new guidance on the presentation of comprehensive income (loss)).

*	Users of this data are advised that, pursuant to Rule 406T of Regulation S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933 or Section 18 of the Securities Exchange Act of 1934, and are otherwise not subject to liability under these sections.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, and/or the exhibits hereto, regarding Sunoco managements’ future expectations, beliefs, goals, plans or prospects, including with respect to the proposed transaction between ETP and Sunoco, constitute forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunoco, Inc.
(Registrant)
Date: June 22, 2012

/s/ Joseph P. Krott
Joseph P. Krott Comptroller (Principal Accounting Officer)